UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
October 20, 2006
Date of Report (Date of earliest event reported)
Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4171 (Commission File Number)	38-0710690 (IRS Employer Identification No.)

One Kellogg Square Battle Creek, Michigan 49016-3599 (Address of principal executive offices)	49016-3599 (Zip Code)
Registrant’s telephone number, including area code: (269) 961-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01(d) EXHIBITS
SIGNATURES
Letter Agreement between David Mackay and Kellogg Company
Letter Agreement between James M. Jenness and Kellogg Company
Press Release

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On October 23, 2006, Kellogg Company (“Kellogg” or the “Company”) announced that on December 31, 2006 (the first day of the Company’s 2007 fiscal year), David Mackay, the Company’s President and Chief Operating Officer, would assume the role of Chief Executive Officer, and James M. Jenness, the Company’s Chairman of the Board and Chief Executive Officer, would continue in his role as Chairman. In connection with this announcement, the Company entered into letter agreements with Mr. Jenness and Mr. Mackay.
Mackay Letter Agreement
On October 20, 2006, the Company entered into a letter agreement with David Mackay, outlining the compensation and benefits that Mr. Mackay will be entitled to while serving as the Chief Executive Officer of the Company and other related matters. Except as indicated below, upon becoming effective, this letter agreement supersedes Mr. Mackay’s other employment agreements with the Company.
Mr. Mackay’s starting base salary will be $1,100,000 per year, and he will be eligible for his first annual merit adjustment in April 2008. He will also continue to participate in the Kellogg Company Annual Incentive Plan (the “Annual Bonus Plan”) and the Company’s long-term incentive program. His target award for 2007 under the Annual Bonus Plan will be 125% of base salary, and his 2007 long-term incentive program (“LTIP”) target award will be established by the Compensation Committee of the Company’s Board of Directors at approximately $6,000,000. In addition, his 2005-2007 Executive Performance Plan (“EPP”) target award will be increased from 19,900 shares to 30,100 shares and his 2006-2008 EPP target award will be increased from 19,900 shares to 50,400 shares (which was the Chief Executive Officer target award in 2006). Mr. Mackay will continue to participate in the pension, savings, medical and other benefits provided by the Company to its executives and to its employees generally, as in effect from time to time, including benefits provided under the Company’s change of control policy pursuant to an agreement Mr. Mackay entered with the Company on July 26, 2000 (the form of which was filed by the Company on August 11, 2000 as Exhibit 10.05 to Form 10-Q and incorporated by reference herein).
Mr. Mackay is entitled to certain relocation benefits under an agreement entered into with the Company on September 1, 2003 (as filed by the Company on November 7, 2003 as Exhibit 10.1 to Form 10-Q and incorporated herein by reference, the “2003 Agreement”) and certain pension benefits under the 2003 Agreement and under an agreement entered into with the Company on August 17, 2004 (as filed by the Company on November 4, 2004 as Exhibit 10.3 to Form 10-Q and incorporated herein by reference, the “2004 Agreement”). Notwithstanding anything to the contrary in the 2003 Agreement and/or the 2004 Agreement, Mr. Mackay will only be entitled to the relocation benefits under the 2003 Agreement and the pension benefits under the 2004 Agreement upon a termination of his employment by the Company without cause (as defined in the letter agreement) (Mr. Mackay could also become entitled to such benefits upon certain terminations of his employment in connection with a change in control of the Company).

If Mr. Mackay’s employment is terminated by the Company without cause or by him for good reason (each, as defined in the letter agreement), other than under circumstances covered by the change of control policy (in which case he will be entitled to the relocation and pension benefits under the 2003 and 2004 Agreements), he will be entitled to receive severance in an amount determined by the Board, but in no event less than two times the amount of his then current base salary and target bonus. This payment will be conditioned upon his signing and not revoking a form of separation agreement furnished by the Company, which would include, among other things, a release of claims.
Mr. Mackay will also be subject to restrictive covenants, including covenants relating to non-competition and non-solicitation, and has signed a release of claims in consideration for the benefits provided to him under the letter agreement.
The letter agreement between Mr. Mackay and Kellogg is filed herewith as Exhibit 10.1, and the foregoing summary of its material terms and conditions is qualified in its entirety thereto.
Jenness Letter Agreement
On October 20, 2006, the Company entered into a letter agreement with James M. Jenness, outlining the compensation and benefits that Mr. Jenness will be entitled to while serving as Chairman of the Company and other related matters. Despite the time and effort required to fulfill the responsibilities of Chairman, Mr. Jenness’ preference is not to receive the compensation commensurate with the role. Given Mr. Jenness’ affection for and commitment to the Company and respecting his views, effective December 31, 2006, he will not receive any base salary, be eligible for any bonus awards under the 2007 or subsequent Annual Bonus Plans or receive any additional incentives under the LTIP (including stock options and EPP awards). In addition, effective December 31, 2006, he will no longer be eligible to participate in the Company’s change of control policy. He will remain eligible to receive his bonus under the 2006 Annual Bonus Plan.
Mr. Jenness will retain the equity awards previously granted to him, and will continue to vest in the stock options granted to him in 2005 and 2006, the stock grant he received when he became Chairman and Chief Executive Officer of the Company in February 2005 and his 2005-2007 EPP award. Again, based on Mr. Jenness’ preference, he is forfeiting his 2006-2008 EPP award. In addition, while serving as Chairman, Mr. Jenness will remain eligible to participate in the Company’s employee benefit plans and senior executive benefit plans, such as the Company’s pension plans, life insurance, medical insurance, dental plan and savings and investment plan. He will also remain entitled to receive the retiree medical insurance, relocation and home sale benefits as described in the letter agreement between him and the Company, dated December 20, 2004.
In addition, Mr. Jenness will be eligible to retire from the Company at the end of his employment period as the Company’s Chairman. In connection with his service to, and retirement from, the Company, Mr. Jenness will be provided a pension benefit (the “Pension Payment”), either in a single life annuity, joint survivor annuity or lump sum, as such alternatives are described in the Kellogg Company Salaried Pension Plan, the Kellogg Company Supplemental Retirement Plan,

the Kellogg Company Excess Benefit Plan and the Kellogg Company Key Executive Benefits Plan (collectively, the “Pension Plans”). If he elects the single life annuity payment, his annual aggregate payout would be equal to $155,167 per year during his lifetime, less any payments he is otherwise entitled to under the Pension Plans.
Mr. Jenness will not be entitled to additional compensation or benefits from the Company other than as provided for in the letter agreement or other benefits that are vested and accrued as of the termination of his employment. In addition, if Mr. Jenness’ employment is terminated by the Company for cause (as defined in the agreement), he will forfeit all outstanding equity awards and will not be entitled to the Pension Payment.
In consideration for the benefits provided to him under the letter agreement, Mr. Jenness has entered into non-competition and non-solicitation covenants and has signed a release of claims.
The letter agreement between Mr. Jenness and Kellogg is filed herewith as Exhibit 10.2, and the foregoing summary of its material terms and conditions is qualified in its entirety thereto.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(b) Please see the first paragraph under Item 1.01 above, which is incorporated into this Item 5.02(b) by reference.
(c)(1) Please see the first paragraph under Item 1.01 above, which is incorporated into this Item 5.02(c)(1) by reference.
(2) Mr. Mackay, age 51, has served as a director of Kellogg since February 2005 and is currently President and Chief Operating Officer of Kellogg. Mr. Mackay joined Kellogg Australia in 1985 and held several positions with Kellogg USA, Kellogg Australia and Kellogg New Zealand before leaving Kellogg in 1992. He rejoined Kellogg Australia in 1998 as managing director and was appointed managing director of Kellogg United Kingdom and Republic of Ireland later in 1998. He was named Senior Vice President and President, Kellogg USA in July 2000, Executive Vice President in November 2000, and President and Chief Operating Officer in September 2003. He is also a director of Fortune Brands, Inc.
(3) A brief description of the material terms of the letter agreement between Mr. Mackay and Kellogg is set forth under Item 1.01 above and incorporated into this Item 5.02(c)(3) by reference.
On October 23, 2006, Kellogg issued a press release announcing the foregoing. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

ITEM 9.01(d) EXHIBITS

Exhibit Number	Description

10.1	Letter Agreement, dated as of October 20, 2006, between David Mackay and Kellogg Company.

10.2	Letter Agreement, dated as of October 20, 2006, between James M. Jenness and Kellogg Company.

99.1	Employment Agreement, dated as of September 1, 2003, between David Mackay and Kellogg Company (incorporated by reference to Exhibit 10.1 to Form 10-Q filed by the Company on November 7, 2003).

99.2	Retention Agreement, dated as of August 17, 2004, between David Mackay and Kellogg Company (incorporated by reference to Exhibit 10.3 to Form 10-Q filed by the Company on November 4, 2004).

99.3	Form of Employment Agreement (incorporated by reference to Exhibit 10.05 to Form 10-Q filed by the Company on August 11, 2000)

99.4	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY
Dated: October 23, 2006	By:	/s/ Gary H. Pilnick
		Name:	Gary H. Pilnick
		Title:	Senior Vice President

Exhibit Index

Exhibit Number	Description

10.1	Letter Agreement, dated as of October 20, 2006, between David Mackay and Kellogg Company.

10.2	Letter Agreement, dated as of October 20, 2006, between James M. Jenness and Kellogg Company.

99.1	Employment Agreement, dated as of September 1, 2003, between David Mackay and Kellogg Company (incorporated by reference to Exhibit 10.1 to Form 10-Q filed by the Company on November 7, 2003).

99.2	Retention Agreement, dated as of August 17, 2004, between David Mackay and Kellogg Company (incorporated by reference to Exhibit 10.3 to Form 10-Q filed by the Company on November 4, 2004).

99.3	Form of Employment Agreement (incorporated by reference to Exhibit 10.05 to Form 10-Q filed by the Company on August 11, 2000)

99.4	Press Release